Exhibit 10.34
Certain confidential portions of this exhibit have been omitted and replaced with “[***].” Such identified information has been excluded from this exhibit because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	3
2. AMENDMENT/MODIFICATION NO. P00011	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. See Schedule	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O'NEILL HOUSE OFFICE BUILDING Washington DC 20515
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNATX, INC 1492235 Attn: [***] MODERNATX, INC. 200 TECHNOLOGY 200 TECHNOLOGY SQ CAMBRIDGE MA 021393578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. 75A50120C00034
		X	10B. DATED (SEE ITEM 13) 04/03/2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 43.103(a)
E. IMPORTANT: Contractor is not, is required to sign this document and return __1___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number:    27-0226313
DUNS Number:    069723520
The purpose of this "no cost" bilateral modification is to:
- Incorporate Executive Order 14042 - FAR Deviation Clause 52.223-99, Ensuring Adequate COVID Safety Protocols for Federal Contractors into Section I of the contract.
- Update Section G.8    Negotiated Indirect Rates and Ceiling
1. The following is hereby incorporated by full text, at no additional cost to the Government, into Section I:
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Shaun Ryan, SVP & Deputy General Counsel	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***]
15B. CONTRACT OR/OFFEROR /s/ Shaun Ryan (Signature of person authorized to sign)	15C. DATE SIGNED 1/20/2022	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)	16C. DATE SIGNED 2021.1.05

Previous edition unusable	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
		2	3

NAME OF OFFEROR OR CONTRACTOR

MODERNATX, INC 1492235
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

52.223-99 Ensuring Adequate COVID-19 Safety Protocols for Federal Contractors.
ENSURING ADEQUATE COVID-19 SAFETY PROTOCOLS FOR FEDERAL CONTRACTORS(OCT 2021) (DEVIATION)
(a)    Definition. As used in this clause - United States or its outlying areas means
(1)    The fifty States;
(2)    The District of Columbia;
(3)    The commonwealths of Puerto Rico and the Northern Mariana Islands;
(4)    The territories of American Samoa, Guam, and the and United States Virgin Islands; and
(5)    The minor outlying islands of Baker Island, Howland Island, Jarvis Island, Johnston Atoll, Kingman Reef, Midway Islands, Navassa Island, Palmyra Atoll, and Wake Atoll.
(b)    Authority. This clause implements Executive Order 14042, Ensuring Adequate COVID Safety Protocols for Federal Contractors, dated September 9, 2021 (published in the Federal Register on September 14, 2021, 86 FR 50985).
(c)    Compliance. The Contractor shall comply with all guidance, including guidance conveyed through Frequently Asked Questions, as amended during the performance of this contract, for contractor or subcontractor workplace locations published by the Safer Federal Workforce Task Force (Task Force Guidance) at https:/www.saferfederalworkforce.gov/contractors/.
(d)    Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts at any tier that exceed the simplified acquisition threshold, as defined in Federal Acquisition Regulation 2.101 on the date of subcontract award, and are for services, including construction, performed in whole or in part within the United States or its outlying areas.
(End of clause)
2.    The total amount, scope, period of performance and all other terms and conditions of the contract remain unchanged.
3.    By signing this modification, MODERNATX, INC, hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to such fact or circumstance giving rise to this modification. Period of Performance: 04/03/2020 to 08/31/2023

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION PAGE
Section G.8 – Negotiated Indirect Rates and Ceiling
Below are the FY21 Provisional Indirect Rates that will be added to the contract with this modification.

Approved FY21 Provisional Rates
Indirect Cost	%	Allocation Base
Fringe	[***]%	Total Labor Dollars
TechDev Overhead	[***]%	TechDev Department Direct Labor Dollars + Fringe
Research Overhead	[***]%	Research Department Direct Labor Dollars + Fringe
DevOps Overhead	[***]%	DevOps Department Direct Labor Dollars + Fringe
G&A Overhead
G&A	[***]%	Total Cost Input

The total amount, scope, period of performance and all other terms and conditions of the contract remain unchanged